Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Annual Report on Form 10-K of Fidelity D&D Bancorp, Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Daniel J. Santaniello, Interim Chief Executive Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as added byss.906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 29, 2004	By:/s/Daniel J. Santaniello
Daniel J. Santaniello,
Interim Chief Executive Officer and Chief Operating Officer